UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 947-6900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 7.01   REGULATION FD DISCLOSURE.

Management of Heritage Commerce Corp, the holding company (the “Company” or “HCC”) for Heritage Bank of Commerce, is scheduled to attend the Keefe, Bruyette & Woods 2017 Community Bank Investor Conference at The Hilton Midtown in New York, New York.  Walter T. Kaczmarek, President and Chief Executive Officer, is scheduled to present on Tuesday, August 1, 2017 at 2:00 p.m. EDT (11:00 a.m. PDT).  The presentation will be archived for 90 days after the conference, and can be viewed at http://wsw.com/webcast/kbw40/htbk.

A copy of the information in the investor presentation is included as Exhibit 99.2. This Form 8-K and the information included as exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

A copy of the press release announcing the Company’s participation in the Keefe, Bruyette & Woods 2017 Community Bank Investor Conference is attached as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

99.1                      Press Release, dated  July 31, 2017, entitled “Heritage Commerce Corp to Participate in the Keefe, Bruyette & Woods 2017 Community Bank Investor Conference in New York”

99.2                      The Company’s presentation to investors to be presented on August 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2017

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern

Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated July 31, 2017, entitled “Heritage Commerce Corp to Participate in the Keefe, Bruyette & Woods 2017 Community Bank Investor Conference in New York”

99.2	The Company’s presentation to investors to be presented on August 1, 2017